UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 March 30, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

                0-29798                             23-1408659
                -------                             ----------
         (Commission File Number)       (I.R.S. employer identification number)


        2530 Riva Road, Suite 201
        Annapolis, Maryland                                21401
        -----------------                                  -----
  (Address of principal executive office)                (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

CompuDyne Corporation (the "Company"), certain subsidiaries of the Company as co-borrowers (collectively, with the Company, the "Borrowers"), the banks party thereto (the "Banks") and PNC Bank, National Association, as agent for the Banks (the "Agent"), are parties to that certain Second Amended and Restated Revolving Credit and Security Agreement dated as of December 19, 2005 (as amended, the "Credit Agreement"). On March 28, 2007, the Borrowers, the Banks and the Agent entered into (i) the Third Amendment to the Second Amended and Restated Revolving Credit and Security Agreement (the "Third Amendment").

The Third Amendment amended the Credit Agreement by (i) amending the definition of EBITDA to exclude from the calculation of EBITDA any non-cash impairment charges against goodwill and other intangible assets incurred by the Company's subsidiary, Tiburon, Inc., during the fiscal quarter ended December 31, 2006,
(ii) increasing the aggregate maximum permissible amount of capital expenditures in any fiscal year to $2.5 million; (iii) permitting the Company, subject to certain conditions, to purchase or redeem up to $8 million of the Company's 6.25% Convertible Subordinated Notes due January 15, 2011, (iv) permitting the Company to deliver its audited financials for the fiscal year ended December 31, 2006 by no later than April 30, 2007 and (v) permitting the Company's annual projected operating budget and cash flow projections be broken down on a quarterly basis versus a monthly basis.

A copy of the Third Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.


Exhibit No.                         Description
-----------                         -----------

10.1 Third Amendment to the Second Amended and Restated Revolving Credit and Security Agreement dated March 28, 2007.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: March 30, 2007



                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                               Name:  Geoffrey F. Feidelberg
                               Title:  Chief Financial Officer